[LOGO] Merrill Lynch Investment Managers

Annual Report
August 31, 2001

Merrill Lynch
Mid Cap Growth
Fund, Inc.

www.mlim.ml.com

                    MERRILL LYNCH MID CAP GROWTH FUND, INC.

Officers and Directors/Trustees

Terry K. Glenn, President and Director/Trustee
James H. Bodurtha, Director/Trustee
Herbert I. London, Director/Trustee
Joseph L. May, Director/Trustee
Andre F. Perold, Director/Trustee
Roberta Cooper Ramo, Director/Trustee
Robert C. Doll, Jr., Senior Vice President
Michael S. Hahn, Senior Vice President and
  Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Susan B. Baker, Secretary

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

Portfolio Information As of 8/31/01 (unaudited)

                                                                      Percent of
Ten Largest Holdings                                                  Net Assets
--------------------------------------------------------------------------------
S&P Mid-Cap 400 Depositary Receipts ..................................      3.8%
IDEC Pharmaceuticals Corporation .....................................      3.8
Tweeter Home Entertainment Group, Inc. ...............................      3.4
Investors Financial Services .........................................      3.1
Enzon, Inc. ..........................................................      3.1
Devon Energy Corporation .............................................      3.1
TMP Worldwide Inc. ...................................................      3.1
Administaff, Inc. ....................................................      3.1
Sonus Networks, Inc. .................................................      3.0
Andrx Group ..........................................................      3.0
--------------------------------------------------------------------------------

                                                                      Percent of
Ten Largest Industries                                                Net Assets
--------------------------------------------------------------------------------
Semiconductor Equipment & Products ...................................     18.9%
Biotechnology ........................................................     12.6
Communications Equipment .............................................      9.2
Commercial Services & Supplies .......................................      7.3
Specialty Retail .....................................................      6.0
Software .............................................................      5.8
Pharmaceuticals ......................................................      5.0
Media ................................................................      4.4
Diversified Financials ...............................................      4.3
Banks ................................................................      3.1
--------------------------------------------------------------------------------

                        Merrill Lynch Mid Cap Growth Fund, Inc., August 31, 2001

DEAR SHAREHOLDER

Fiscal Year in Review

Merrill Lynch Mid Cap Growth Fund, Inc. seeks to provide shareholders with long-term capital appreciation by investing primarily in equity securities of mid cap companies that Fund management believes have strong earnings growth and capital appreciation potential. The Fund seeks to achieve its objective by investing all of its assets in Master Mid Cap Growth Trust, which has the same investment objective as the Fund. Because investments are made at the Trust level, the Fund's investment results will correspond directly to the investment results of the Trust.

Merrill Lynch Mid Cap Growth Fund, Inc. completed its first year of operation on August 31, 2001. The equity investment environment during the past year was one of the worst in recent memory. Stocks corrected sharply as investors reacted to an almost unprecedented deceleration in economic fundamentals. The CEO of Cisco Systems, Inc., John Chambers, compared the rapid fall-off in the economy to a "100-year flood." Mr. Chambers' comments can be supported by any of a myriad of negative market and economic milestones, such as:

o The fourth quarter of 2000 was down 32.70%, making it the worst quarter in NASDAQ history.

o The first quarter of 2001 was down 11.86%, making it the worst first quarter for the unmanaged Standard & Poor's (S&P) 500 Index in 23 years.

o Personal computer shipments in the calendar second quarter of 2001 dropped on a year-over-year basis for the first time since 1986.

o The July semiconductor sales figure was at its worst level since August 1994, covering a seven-year span that included two prior cyclical downturns.

Stocks typically do poorly in the early stages of cyclical downturns. Unfortunately, stocks had further to fall this time around, as the near perfect investment backdrop of the late 1990s emboldened investors to bid stocks up to historically high valuation levels. The market decline was also exacerbated by a severe reduction in the flow of investment capital into Internet and telecommunications services stocks. In retrospect, this deflation of what turned out to be a speculative bubble, subsequently spilled over into many other sectors of the economy. The Federal Reserve Board aggressively lowered target interest rates throughout 2001 in an effort to stimulate economic growth. In total, the target Federal Funds rate was lowered from 6.50% to 3.50% in seven different announcements that occurred from January through August.

Stocks have historically done quite well when the Federal Reserve Board eases monetary policy. While the Federal Reserve Board's activity did help spark two extremely strong rallies in January and April, these rallies were but brief interludes in a consistent downward trend that began in September 2000. The only other significant positive market movements during the Fund's fiscal year were two very brief rallies in the aftermath of the disputed presidential election.

The S&P 500 Index fell a total of -21.75% from September 15, 2000 to August 31, 2001. Aggressive growth stocks usually perform worse than the broader indexes during market declines and this most recent period was no different. On average, indexes characterized by higher rates of earnings growth typically did worse than those with lower rates of growth. For example, the unmanaged NASDAQ Composite Index, which contains many more rapidly growing companies than the S&P 500 Index, was down 52.81% for the fiscal year ended August 31, 2001. Our aggressive growth investment philosophy did not perform well in this environment.

Our entire investment philosophy is based on our belief that earnings growth drives stock price appreciation. We believe that if we create a portfolio of companies that grow earnings faster than our benchmark Index and the broad market, we are likely to outperform the indexes over time. The downside to our approach is that, while our research indicates that it can be extremely successful over long periods of time, this potential long-term success tends to come at the cost of significantly higher short-term volatility.

Many of our investors ask why we do not try to time the market by moving to more defensive stocks when we believe the market is vulnerable to a downturn. The answer is that we simply do not believe that anybody can consistently time the market effectively. We are willing to take our hits on the downside because, over the long term, the market has gone up more than it has gone down. Furthermore, the swings in our stocks are way too large to risk making a mistake that would whipsaw our investors. We believe that, in the long run, strong discipline is the most important component of investment success. The best investors develop a strategy that works over the long term and stick to it. We willingly accept the extra volatility in our growth stocks because we strongly believe that, over long periods of time, the strong relationship between earnings and stock prices will justify the additional risk we take.

We are writing this letter in the aftermath of the terrorist attacks on the World Trade Center and the Pentagon. Although the near-term market outlook may appear extremely dire, no one can know for sure when the next upturn in the market will occur. In the past, the market has had an uncanny knack for discounting well ahead of (negative) exterior shocks and the events themselves often occur in the latter stages of market declines. Stocks usually decline immediately after such major events, but, on average, indexes have been higher just a few months later. Of course, history might not repeat itself this time, but, in the end, few can predict what will happen. We believe that the best thing we can do is maintain our discipline.

Difficult times like those of the past year can be trying for even the best of investors and can often provide ample temptation to change investment discipline. Respected financial research has indicated that approximately 90% of long-term investment returns depend on asset allocation. We will strive to consistently provide our investors with exposure to the aggressive growth asset class. Therefore, we think that it would be useful to reiterate our investment discipline:

o We believe that earnings drive stock prices. We will strive to construct portfolios of companies that we believe possess the best possible earnings growth fundamentals. We will select these stocks based on potential for positive earnings surprises, upward earnings revision, the absolute rate of revenue and earnings growth, the acceleration of revenue and earnings growth and the relative strength of each company.

o When earnings fundamentals deteriorate, we will look to sell the stock within a reasonable period of time.

o We will not sell stocks based on valuation metrics alone. Our research indicates that stocks that exhibit excellent earnings growth fundamentals can often continue to appreciate, regardless of valuation.

o We currently expect to stay fully invested at all times. Over time the market goes up and we believe that our stocks are too volatile to risk a market-timing mistake. Our definition of fully invested is generally less than 10% of the portfolio in cash.

o We will not closet index. We will strive to outperform the market by selecting those companies that we believe are most likely to achieve our desired results. The Fund will typically hold 60 or less companies.

o We do not anticipate deviating from our investment discipline.

Merrill Lynch Mid Cap Growth Fund's Class A, Class B, Class C, and Class D Shares had total returns of -52.80%, -53.20%, -53.20% and -52.90%, respectively, since the Fund's inception (September 15, 2000) to August 31, 2001. (Investment results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 5-7 of this report to shareholders.) This performance lagged the return of the Fund's unmanaged benchmark, the Russell Midcap Growth Index, which declined -42.78% over the same period. We are deeply disappointed in this performance, but it is not unexpected, given the aggressive nature of this Fund.

We are confident that our process will work over the long term, and we do not intend to lose focus at this low moment. Therefore, we will continue to dedicate ourselves to working even harder to position the portfolio to do well when the market inevitably improves.

Most of our underperformance relative to our Index was because of our higher-than-index weighting in the technology sector and the more volatile nature of high-growth stocks, which we have already discussed. Because of our high-growth focus, our portfolio is typically overweighted in sectors (such as technology and health care) that historically have grown faster than the economy. As earnings fundamentals changed throughout the fiscal year, we worked diligently to move our investments to areas of the economy where earnings fundamentals were better. As a result, our technology exposure declined from 51.2% of the portfolio in December 2000, to a low of 24.4% in June of 2001. Most of this money was moved into the health care and financial sectors, helping to mitigate some of the additional downside the portfolio might have experienced.

More recently, we have increased our technology exposure, as we began to see early signs of renewed strength in some isolated areas of technology. For example, we have been significantly adding to our holdings in the wireless semiconductor area. Wireless handsets and supporting sectors such as semiconductors for wireless communications, handsets and infrastructure equipment were the first areas where we saw technology sector weakness during 2000. These are some of the areas where we are noticing early signs of stabilization and renewed strength.

Two of our newest companies, RF Micro Devices, Inc. and Alpha Industries, Inc. both expect revenues to be sequentially up in their September quarters. Texas Instruments has stated that even if wireless handset sales are flat in 2002, their wireless components business can grow 25%. Unfortunately, the wireless business is only one part of Texas Instrument's


                                     2 & 3

                        Merrill Lynch Mid Cap Growth Fund, Inc., August 31, 2001

business mix. However, RF Micro Devices and Alpha Industries represent pure play wireless component companies. We have also been adding to our holdings in QUALCOMM Incorporated and Kopin Corporation. Kopin manufactures specialized semiconductor wafers that represent the core raw material for wireless components, such as power amplifiers. Kopin has also guided analysts to expect up sequential revenues in their September quarter. As of the close on September 7, 2001, our holdings in these four companies made up 10.3% of the portfolio. Our increased positions in these companies helped drive our technology exposure from 24.4% at the end of July to 40% at the end of August.

So far, our foray into the wireless component sector is playing out well, as we were rewarded with a positive pre-announcement from RF Micro Devices on September 10, 2001. RF Micro Devices stated that it expected sales for the third quarter ended September 30, 2001 to be up 30% instead of the previously expected 10%. Unfortunately, technology returns have remained horrible, and we have experienced negative returns on many of our new investments. Ultimately, we believe that the stock prices of these companies will benefit from the positive fundamental trends that are developing. The market's decided lack of recognition of these positive fundamental trends has given us an excellent opportunity to restructure our portfolio to take advantage of these new developments in the technology sector.

We financed the purchase of many of our new technology holdings by selling four out of our five financial holdings, Heller Financial, Inc., IndyMac Mortgage Holdings, Inc., eSpeed and Blackrock, Inc. Earnings momentum at the other three companies has been slowing. Our holdings in the financial sector decreased from 10.2% of the portfolio at the end of June to 3.1% at the end of August.

Our biggest disappointment of the year occurred when Waters Corporation announced a significant negative earnings surprise in late July. Our channel checks on Waters had indicated that business was strong, despite earnings warnings from competitor Applied Biosystems. The Waters announcement also came as a surprise, because Waters has been one of the most consistent companies in the mid cap part of the market over the past several years. This pre-announcement is indicative of how far the current corporate profits recession has cut. Our biggest successes during the fiscal period came from our holdings in Heller Financial, Illuminet Holdings, Inc. and Administaff, Inc.

In Conclusion

Despite the activity of the past year, stock investing has been and will, in all likelihood, continue to be a good proposition. The best aspect about a year like this past one is that it is seldom repeated in the near term. What happened last year is a "sunk cost," and nothing can change it. We believe in investing based on the present and the future, not the past. In our opinion, the best approach for investors is to identify those investments that they believe will perform well in the months and years ahead. These investments may not necessarily be the ones that performed the best from March 2000 through August 2001. Just as our country must rededicate itself to preserving our way of life, we are rededicating ourselves to pursuing our investment discipline and the best possible returns for our shareholders.

We appreciate your support in Merrill Lynch Mid Cap Growth Fund, Inc., and we look forward to sharing our outlook and strategy in our next report to shareholders.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director/Trustee


/s/ Michael S. Hahn

Michael S. Hahn
Senior Vice President and
Portfolio Manager

September 28, 2001

The Fund's transfer agency fee schedule has been amended. Under the revised schedule, the fees payable to Financial Data Services, Inc., the transfer agent for the Fund, now range from $16 to $23 per shareholder account (depending upon the level of service required) or 0.10% of account assets for certain accounts that participate in certain fee-based programs.

                        A Special Message to Shareholders

Merrill Lynch Investment Managers, L.P. ("MLIM") and its employees join the nation in mourning the victims and supporting the families of those so deeply affected by the tragic events that occurred on September 11. As the United States recovers from this devastating act of terrorism, we would like to assure our shareholders that client assets are safe and MLIM stands strong, capable and ready to serve our shareholders. Our company continues to be financially sound with a strong and liquid balance sheet. Our systems have remained fully operable, and our portfolio managers and their investment teams are on the job managing your Fund's investments. While we cannot predict financial market activity in the weeks and months ahead, we ask you to remain confident that your Fund is managed by highly qualified investment professionals who have experience managing portfolios in a variety of market conditions.

Although uncertainty has been injected into the financial markets, history has shown the resilience of our financial system in times of crisis. We should not underestimate the resolve of our business leaders, our government, and most of all, the spirit of our people to prevail and go forward with renewed strength.

PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Aggregate Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Administrator waived all its administrative fee and a portion of its other expenses. Without such waiver and reimbursement, the Fund's performance would have been lower.


                                     4 & 5

                        Merrill Lynch Mid Cap Growth Fund, Inc., August 31, 2001

PERFORMANCE DATA (concluded)

Recent Performance Results*

                                                     6-Month     Since Inception
As of August 31, 2001                             Total Return    Total Return
================================================================================
ML Mid Cap Growth Fund, Inc. Class A Shares         -19.04%          -52.80%
--------------------------------------------------------------------------------
ML Mid Cap Growth Fund, Inc. Class B Shares         -19.45           -53.20
--------------------------------------------------------------------------------
ML Mid Cap Growth Fund, Inc. Class C Shares         -19.45           -53.20
--------------------------------------------------------------------------------
ML Mid Cap Growth Fund, Inc. Class D Shares         -19.21           -52.90
================================================================================
* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund commenced operations on 9/15/00.

ML Mid Cap Growth Fund's Class A and Class B Shares--Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Portfolio's Class A Shares and Class B Shares compared to growth of an investment in the Russell Midcap(R) Growth Index. Values are from September 15, 2000 to August 2001:

                                                              9/15/00**   8/01

ML Mid Cap Growth Fund, Inc.+--
Class A Shares*                                               $9,475      $4,472

ML Mid Cap Growth Fund, Inc.+--
Class B Shares*                                               $10,000     $4,493

                                                              9/30/00**   8/01
Russell Midcap(R) Growth Index++                              $10,000     $5,722

ML Mid Cap Growth Fund's Class C and Class D Shares--Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Portfolio's Class C Shares and Class D Shares compared to growth of an investment in the Russell Midcap(R) Growth Index. Values are from September 15, 2000 to August 2001:

                                                              9/15/00**   8/01

ML Mid Cap Growth Fund, Inc.+--
Class C Shares*                                               $10,000     $4,633

ML Mid Cap Growth Fund, Inc. +--
Class D Shares*                                               $9,475      $4,463

                                                              9/30/00**   8/01
Russell Midcap(R) Growth Index++                              $10,000     $5,722

 * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
** Commencement of operations.
 + The Fund invests all of its assets in Master Mid Cap Growth Trust. The
   Trust invests primarily in equity securities of mid cap companies that Fund management believes have strong earnings growth and capital appreciation potential.
++ This unmanaged Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also part of the Russell 1000 Growth Index.

   Past performance is not indicative of future results.

Aggregate Total Return

                                              % Return Without   % Return With
                                                Sales Charge      Sales Charge**
================================================================================
Class A Shares*
================================================================================
Inception (9/15/00)
through 6/30/01                                    -41.50%           -44.57%
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                      % Return        % Return
                                                    Without CDSC     With CDSC**
================================================================================
Class B Shares*
================================================================================
Inception (9/15/00)
through 6/30/01                                        -42.00%         -44.32%
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 6 years.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                                      % Return        % Return
                                                    Without CDSC     With CDSC**
================================================================================
Class C Shares*
================================================================================
Inception (9/15/00)
through 6/30/01                                        -41.90%         -42.48%
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                              % Return Without   % Return With
                                                Sales Charge      Sales Charge**
================================================================================
Class D Shares*
================================================================================
Inception (9/15/00)
through 6/30/01                                    -41.60%           -44.67%
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.


                                     6 & 7

                        Merrill Lynch Mid Cap Growth Fund, Inc., August 31, 2001

STATEMENT OF ASSETS AND LIABILITIES

MERRILL LYNCH
MID CAP GROWTH
FUND, INC.      As of August 31, 2001
========================================================================================================================
Assets:         Investment in Master Mid Cap Growth Trust, at value (identified cost--$15,084,391) ......   $ 14,110,194
                Receivable from administrator ...........................................................         37,711
                Prepaid registration fees and other assets ..............................................         38,175
                                                                                                            ------------
                Total assets ............................................................................     14,186,080
                                                                                                            ------------
========================================================================================================================
Liabilities:    Payable to distributor ..................................................................         10,821
                                                                                                            ------------
                Total liabilities .......................................................................         10,821
                                                                                                            ------------
========================================================================================================================
Net Assets:     Net assets ..............................................................................   $ 14,175,259
                                                                                                            ============
========================================================================================================================
Net Assets      Class A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized ...........   $     21,231
Consist of:     Class B Shares of Common Stock, $.10 par value, 100,000,000 shares authorized ...........        167,818
                Class C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized ...........         90,880
                Class D Shares of Common Stock, $.10 par value, 100,000,000 shares authorized ...........         22,681
                Paid-in capital in excess of par ........................................................     25,944,287
                Accumulated realized capital losses on investments from the Trust--net ..................    (11,097,441)
                Unrealized depreciation on investments from the Trust--net ..............................       (974,197)
                                                                                                            ------------
                Net assets ..............................................................................   $ 14,175,259
                                                                                                            ============
========================================================================================================================
Net Asset       Class A--Based on net assets of $1,002,985 and 212,307 shares outstanding ...............   $       4.72
Value:                                                                                                      ============
                Class B--Based on net assets of $7,849,652 and 1,678,182 shares outstanding .............   $       4.68
                                                                                                            ============
                Class C--Based on net assets of $4,253,477 and 908,802 shares outstanding ...............   $       4.68
                                                                                                            ============
                Class D--Based on net assets of $1,069,145 and 226,809 shares outstanding ...............   $       4.71
                                                                                                            ============
========================================================================================================================

            See Notes to Financial Statements.

STATEMENT OF OPERATIONS

MERRILL LYNCH
MID CAP GROWTH
FUND, INC.        For the Period September 15, 2000+ to August 31, 2001
===========================================================================================================
Investment        Net investment loss allocated from the Trust:
Loss from           Interest ...............................................                   $     41,798
The Trust--Net:     Dividends ..............................................                         12,288
                    Expenses ...............................................                       (236,827)
                                                                                               ------------
                  Net investment loss from the Trust .......................                       (182,741)
                                                                                               ------------
===========================================================================================================
Expenses:         Offering costs ...........................................   $    116,611
                  Account maintenance and distribution fees--Class B .......         78,760
                  Account maintenance and distribution fees--Class C .......         46,304
                  Administration fees ......................................         36,016
                  Registration fees ........................................         19,473
                  Printing and shareholder reports .........................         13,290
                  Transfer agent fees--Class B .............................         12,320
                  Transfer agent fees--Class C .............................          7,121
                  Professional fees ........................................          3,626
                  Account maintenance fees--Class D ........................          2,428
                  Transfer agent fees--Class D .............................          1,290
                  Transfer agent fees--Class A .............................          1,184
                  Accounting services ......................................            990
                  Other ....................................................          5,641
                                                                               ------------
                  Total expenses before reimbursement ......................        345,054
                  Reimbursement of expenses ................................       (225,281)
                                                                               ------------
                  Total expenses after reimbursement .......................                        119,773
                                                                                               ------------
                  Investment loss--net .....................................                       (302,514)
                                                                                               ------------
===========================================================================================================
Realized &        Realized loss on investments from the Trust--net .........                    (11,097,324)
Unrealized Loss   Unrealized depreciation on investments from the Trust--net                       (974,197)
From the                                                                                       ------------
Trust--Net:       Net Decrease in Net Assets Resulting from Operations .....                   $(12,374,035)
                                                                                               ============
===========================================================================================================

+     Commencement of operations.

      See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

MERRILL LYNCH                                                                     For the Period
MID CAP GROWTH                                                                  Sept. 15, 2000+ to
FUND, INC.       Increase (Decrease) in Net Assets:                                Aug. 31, 2001
==================================================================================================
Operations:      Investment loss--net .............................................   $   (302,514)
                 Realized loss on investments from the Trust--net .................    (11,097,324)
                 Unrealized depreciation on investments from the Trust--net .......       (974,197)
                                                                                      ------------
                 Net decrease in net assets resulting from operations .............    (12,374,035)
                                                                                      ------------
==================================================================================================
Capital Share    Net increase in net assets derived from capital share transactions     26,449,294
Transactions:                                                                         ------------
==================================================================================================
Net Assets:      Total increase in net assets .....................................     14,075,259
                 Beginning of period ..............................................        100,000
                                                                                      ------------
                 End of period ....................................................   $ 14,175,259
                                                                                      ============
==================================================================================================

+     Commencement of operations.

      See Notes to Financial Statements.


                                     8 & 9

                        Merrill Lynch Mid Cap Growth Fund, Inc., August 31, 2001

FINANCIAL HIGHLIGHTS

                    The following per share data and ratios have been derived                     For the Period
MERRILL LYNCH       from information provided in the financial statements.            September 15, 2000+ to August 31, 2001
MID CAP GROWTH                                                                   -----------------------------------------------
FUND, INC.          Increase (Decrease) in Net Asset Value:                      Class A      Class B      Class C      Class D
================================================================================================================================
Per Share           Net asset value, beginning of period .....................   $  10.00     $  10.00     $  10.00     $  10.00
Operating                                                                        --------     --------     --------     --------
Performance:        Investment loss--net .....................................       (.05)        (.10)        (.11)        (.06)
                    Realized and unrealized loss on investments from the
                    Trust--net ...............................................      (5.23)       (5.22)       (5.21)       (5.23)
                                                                                 --------     --------     --------     --------
                    Total from investment operations .........................      (5.28)       (5.32)       (5.32)       (5.29)
                                                                                 --------     --------     --------     --------
                    Net asset value, end of period ...........................   $   4.72     $   4.68     $   4.68     $   4.71
                                                                                 ========     ========     ========     ========
================================================================================================================================
Total Investment    Based on net asset value per share .......................    (52.80%)@    (53.20%)@    (53.20%)@    (52.90%)@
Return:**                                                                        ========     ========     ========     ========
================================================================================================================================
Ratios to Average   Expenses, net of reimbursement++ .........................      1.59%*       2.59%*       2.59%*       1.84%*
Net Assets:                                                                      ========     ========     ========     ========
                    Expenses++ ...............................................      3.12%*       4.19%*       4.10%*       3.44%*
                                                                                 ========     ========     ========     ========
                    Investment loss--net .....................................     (1.14%)*     (2.23%)*     (2.20%)*     (1.43%)*
                                                                                 ========     ========     ========     ========
================================================================================================================================
Supplemental        Net assets, end of period (in thousands) .................   $  1,003     $  7,850     $  4,253     $  1,069
Data:                                                                            ========     ========     ========     ========
================================================================================================================================

*     Annualized.
** Total investment returns exclude the effects of sales charges. The Fund's Administrator waived all of its administrative fee and reimbursed a portion of the Fund's expenses. Without such waiver and reimbursement, the Fund's performance would have been lower.
+     Commencement of operations.
++    Includes the Fund's share of the Trust's allocated expenses.
@     Aggregate total investment return.

      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

MERRILL LYNCH MID CAP GROWTH FUND, INC.

1. Significant Accounting Policies:

Merrill Lynch Mid Cap Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund seeks to achieve its investment objective by investing all of its assets in the Master Mid Cap Growth Trust (the "Trust"), which has the same investment objective as the Fund. The value of the Fund's investment in the Trust reflects the Fund's proportionate interest in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The percentage of the Trust owned by the Fund at August 31, 2001 was approximately 98.9%. Prior to commencement of operations on September 15, 2000, the Fund had no operations other than those relating to organizational matters and the issuance of 10,000 capital shares of the Fund on September 5, 2000 to Fund Asset Management, L.P. ("FAM") for $100,000. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Trust at fair value. Valuation of securities held by the Trust is discussed in Note 1a of the Trust's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Trust's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Trust are accounted for on a trade date basis.

(g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $302,514 have been reclassified between paid-in capital in excess of par and accumulated net investment loss and $117 has been reclassified between accumulated net realized capital losses and paid-in capital in excess of par. These reclassifications have no effect on net assets or net asset values per share.

2. Transactions with Affiliates:

The Fund has entered into an Administrative Services Agreement with FAM. The general partner of FAM is Princeton


                                    10 & 11

                        Merrill Lynch Mid Cap Growth Fund, Inc., August 31, 2001

NOTES TO FINANCIAL STATEMENTS (concluded)

MERRILL LYNCH MID CAP GROWTH FUND, INC.

Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. For the period September 15, 2000 to August 31, 2001, FAM earned fees of $36,016, all of which was waived. In addition, FAM reimbursed the Fund $189,265, in additional expenses.

The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                      Account       Distribution
                                                  Maintenance Fee        Fee
--------------------------------------------------------------------------------
Class B ..........................................     .25%             .75%
Class C ..........................................     .25%             .75%
Class D ..........................................     .25%              --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the period September 15, 2000 to August 31, 2001, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class D Shares as follows:

--------------------------------------------------------------------------------
                                                             FAMD         MLPF&S
--------------------------------------------------------------------------------
Class D ...............................................     $2,990       $48,604
--------------------------------------------------------------------------------

For the period September 15, 2000 to August 31, 2001, MLPF&S received contingent deferred sales charges of $327 and $762 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.

3. Investments:

Increases and decreases in the Fund's investment in the Trust for the period September 15, 2000 to August 31, 2001 were $28,353,170 and $2,088,714, respectively.

4. Capital Share Transactions:

Net increase in net assets derived from capital share transactions was $26,449,294 for the period September 15, 2000 to August 31, 2001.

Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Period                                          Dollar
Sept. 15, 2000+ to Aug. 31, 2001                        Shares         Amount
--------------------------------------------------------------------------------
Shares sold .........................................   287,415     $ 2,326,167
Shares redeemed .....................................   (77,608)       (523,688)
                                                       --------     -----------
Net increase ........................................   209,807     $ 1,802,479
                                                       ========     ===========
--------------------------------------------------------------------------------
+ Prior to September 15, 2000 (commencement of operations), the Fund issued 2,500 shares to FAM for $25,000.

--------------------------------------------------------------------------------
Class B Shares for the Period                                         Dollar
Sept. 15, 2000+ to Aug. 31, 2001                        Shares        Amount
--------------------------------------------------------------------------------
Shares sold .......................................   2,087,404    $ 17,220,884
Automatic conversion of shares ....................     (13,109)        (72,188)
Shares redeemed ...................................    (398,613)     (2,805,914)
                                                     ----------    ------------
Net increase ......................................   1,675,682    $ 14,342,782
                                                     ==========    ============
--------------------------------------------------------------------------------
+ Prior to September 15, 2000 (commencement of operations), the Fund issued 2,500 shares to FAM for $25,000.

--------------------------------------------------------------------------------
Class C Shares for the Period                                         Dollar
Sept. 15, 2000+ to Aug. 31, 2001                        Shares        Amount
--------------------------------------------------------------------------------
Shares sold .......................................   1,293,022    $ 11,044,551
Shares redeemed ...................................    (386,720)     (2,573,553)
                                                     ----------    ------------
Net increase ......................................     906,302    $  8,470,998
                                                     ==========    ============
--------------------------------------------------------------------------------
+ Prior to September 15, 2000 (commencement of operations), the Fund issued 2,500 shares to FAM for $25,000.

--------------------------------------------------------------------------------
Class D Shares for the Period                                          Dollar
Sept. 15, 2000+ to Aug. 31, 2001                         Shares        Amount
--------------------------------------------------------------------------------
Shares sold .......................................      294,544    $ 2,356,426
Automatic conversion of shares ....................       13,031         72,188
                                                        --------    -----------
Total issued ......................................      307,575      2,428,614
Shares redeemed ...................................      (83,266)      (595,579)
                                                        --------    -----------
Net increase ......................................      224,309    $ 1,833,035
                                                        ========    ===========
--------------------------------------------------------------------------------
+ Prior to September 15, 2000 (commencement of operations), the Fund issued 2,500 shares to FAM for $25,000.

5. Capital Loss Carryforward:

At August 31, 2001, the Fund had a net capital loss carryforward of approximately $186,000, all of which expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

INDEPENDENT AUDITORS' REPORT

To The Board of Directors and Shareholders of Merrill Lynch Mid Cap Growth Fund,
Inc.:

We have audited the accompanying statement of assets and liabilities of Merrill Lynch Mid Cap Growth Fund, Inc. as of August 31, 2001, the related statements of operations and changes in net assets and the financial highlights for the period September 15, 2000 (commencement of operations) to August 31, 2001. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Mid Cap Growth Fund, Inc. as of August 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the period September 15, 2000 (commencement of operations) to August 31, 2001 in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
October 9, 2001


                                    12 & 13

                        Merrill Lynch Mid Cap Growth Fund, Inc., August 31, 2001

SCHEDULE OF INVESTMENTS                                          (in US dollars)

Master Mid Cap Growth Trust

                             Shares                                                                       Percent of
Industry                      Held                      Common Stocks                           Value     Net Assets
====================================================================================================================
Aerospace & Defense           6,000  +L-3 Communications Holdings, Inc.                      $   402,600        2.8%
--------------------------------------------------------------------------------------------------------------------
Airlines                      3,200  +Atlantic Coast Airlines Holdings, Inc.                      80,960        0.6
--------------------------------------------------------------------------------------------------------------------
Banks                         7,000   Investors Financial Services                               448,350        3.1
--------------------------------------------------------------------------------------------------------------------
Biotechnology                 7,000  +Enzon, Inc.                                                446,880        3.1
                              9,000  +IDEC Pharmaceuticals Corporation                           533,430        3.8
                              3,100  +Imclone Systems                                            159,340        1.1
                              3,400  +Invitrogen Corporation                                     231,302        1.6
                              3,700  +Protein Design Labs, Inc.                                  217,523        1.5
                              9,000  +SICOR Inc.                                                 212,400        1.5
                                                                                             -----------      ------
                                                                                               1,800,875       12.6
--------------------------------------------------------------------------------------------------------------------
Commercial Services &        13,000  +Administaff, Inc.                                          439,400        3.1
Supplies                      2,600  +The Corporate Executive Board Company                       90,350        0.6
                              5,000  +ITT Educational Services, Inc.                             166,700        1.2
                              9,500   Paychex, Inc.                                              352,165        2.4
                                                                                             -----------      ------
                                                                                               1,048,615        7.3
--------------------------------------------------------------------------------------------------------------------
Communications               18,000  +Enterasys Networks, Inc.                                   182,700        1.3
Equipment                     6,000  +Extreme Networks, Inc.                                      95,820        0.7
                             13,500  +ONI Systems Corp.                                          187,650        1.3
                              5,400  +QUALCOMM Incorporated                                      317,790        2.2
                             10,100  +Riverstone Networks, Inc.                                   95,748        0.7
                             29,500  +Sonus Networks, Inc.                                       435,715        3.0
                                                                                             -----------      ------
                                                                                               1,315,423        9.2
--------------------------------------------------------------------------------------------------------------------
Diversified Financials        2,000  +Nasdaq-100 Shares (b)                                       73,260        0.5
                              5,000   S&P MidCap 400 Depositary Receipts (a)                     541,700        3.8
                                                                                             -----------      ------
                                                                                                 614,960        4.3
--------------------------------------------------------------------------------------------------------------------
Diversified                   8,000  +Illuminet Holdings, Inc.                                   265,600        1.9
Telecommunication
Services
--------------------------------------------------------------------------------------------------------------------
Electronic                   13,300  +Kopin Corporation                                          166,516        1.2
Equipment & Instruments
--------------------------------------------------------------------------------------------------------------------
Energy Equipment &           13,500  +Hanover Compressor Company                                 341,010        2.4
Service
--------------------------------------------------------------------------------------------------------------------
Health Care                   5,300  +CIMA Labs Inc.                                             283,709        2.0
Equipment & Supplies
--------------------------------------------------------------------------------------------------------------------
Health Care                   6,000  +Andrx Group                                                421,740        3.0
Providers & Services
--------------------------------------------------------------------------------------------------------------------
IT Consulting & Services     16,000  +Manhattan Associates, Inc.                                 362,400        2.5
--------------------------------------------------------------------------------------------------------------------
Internet Software &          18,000  +Liberate Technologies, Inc.                                257,760        1.8
Services                      7,200  +Netegrity, Inc.                                            127,440        0.9
                                                                                             -----------      ------
                                                                                                 385,200        2.7
--------------------------------------------------------------------------------------------------------------------
Media                        12,000  +Radio One, Inc. (Class D)                                  183,720        1.3
                              9,800  +TMP Worldwide Inc.                                         439,530        3.1
                                                                                             -----------      ------
                                                                                                 623,250        4.4
--------------------------------------------------------------------------------------------------------------------
Oil & Gas                     9,500   Devon Energy Corporation                                   439,565        3.1
--------------------------------------------------------------------------------------------------------------------
Pharmaceuticals               2,500  +Barr Laboratories, Inc.                                    209,350        1.5
                             15,400  +Guilford Pharmaceuticals Inc.                              185,570        1.3
                              7,000  +IVAX Corporation                                           235,620        1.6
                              2,500  +Kos Pharmaceuticals, Inc.                                   86,300        0.6
                                                                                             -----------      ------
                                                                                                 716,840        5.0
--------------------------------------------------------------------------------------------------------------------
Semiconductor                 6,100  +ASM Lithography Holding NV (NY Registered Shares)          110,898        0.8
Equipment & Products         12,100  +Alpha Industries, Inc.                                     384,296        2.7
                              7,000  +Celestica Inc.                                             254,800        1.8
                              9,300  +FEI Company                                                323,919        2.3
                             18,700  +HPL Technologies, Inc.                                     184,195        1.3
                              5,200  +KLA-Tencor Corporation                                     255,528        1.8
                              8,100  +Numerical Technologies, Inc.                               230,445        1.6
                             16,500  +Photronics, Inc.                                           393,690        2.7
                             14,400  +RF Micro Devices, Inc.                                     366,624        2.6
                              5,300  +Rudolph Technologies, Inc.                                 190,800        1.3
                                                                                             -----------      ------
                                                                                               2,695,195       18.9
--------------------------------------------------------------------------------------------------------------------
Software                      4,000  +Comverse Technology, Inc.                                  100,560        0.7
                              2,500  +Electronic Arts Inc.                                       144,275        1.0
                             13,500  +Informatica Corporation                                    103,410        0.7
                              5,700  +Manugistics Group, Inc.                                     66,747        0.5
                              6,000  +NetIQ Corporation                                          193,200        1.3
                              4,200  +THQ Inc.                                                   223,230        1.6
                                                                                             -----------      ------
                                                                                                 831,422        5.8
--------------------------------------------------------------------------------------------------------------------
Specialty Retail             12,700  +Christopher & Banks Corporation                            362,839        2.6
                             19,100  +Tweeter Home Entertainment Group, Inc.                     489,342        3.4
                                                                                             -----------      ------
                                                                                                 852,181        6.0
--------------------------------------------------------------------------------------------------------------------
Wireless                      6,400  +Leap Wireless International, Inc.                          116,608        0.8
Telecommunication
Services
====================================================================================================================
                                      Total Common Stocks (Cost--$15,198,664)                 14,213,019        99.6
====================================================================================================================


                                    14 & 15

                        Merrill Lynch Mid Cap Growth Fund, Inc., August 31, 2001

SCHEDULE OF INVESTMENTS (concluded)                              (in US dollars)

Master Mid Cap Growth Trust (concluded)

                              Face                                                                        Percent of
                             Amount                 Short-Term Securities                       Value     Net Assets
====================================================================================================================
Commercial Paper*          $222,000   General Motors Acceptance Corp., 3.69% due 9/04/2001   $   221,932        1.6%
====================================================================================================================
                                      Total Short-Term Securities (Cost--$221,932)               221,932        1.6
====================================================================================================================
Total Investments (Cost--$15,420,596)                                                         14,434,951      101.2

Liabilities in Excess of Other Assets                                                           (167,327)      (1.2)
                                                                                             -----------      ------
Net Assets                                                                                   $14,267,624      100.0%
                                                                                             ===========      ======
====================================================================================================================

* Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Trust.
+     Non-income producing security.
(a) Represents ownership in Mid Cap SPDR Trust, a registered unit investment trust. The investment objective of the Mid Cap SPDR Trust is to provide investment results that generally correspond to the price performance and dividend yield of the component stocks of the S&P Mid Cap 400 Index.
(b) Represents ownership in the Nasdaq-100 Trust, a registered unit investment trust. The investment objective of the Nasdaq-100 Trust is to provide investment results that generally correspond to the price performance and dividend yield of the component stocks of the Nasdaq-100 Index.

      See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

MASTER MID CAP
GROWTH TRUST     As of August 31, 2001
===============================================================================================
Assets:          Investments, at value (identified cost--$15,420,596)              $ 14,434,951
                 Cash ...............................................                     2,848
                 Contributions receivable ...........................                    48,368
                 Prepaid expenses and other assets ..................                    38,143
                                                                                   ------------
                 Total assets .......................................                14,524,310
                                                                                   ------------
===============================================================================================
Liabilities:     Payables:
                   Securities purchased .............................   $223,432
                   Withdrawals ......................................      9,883
                   Investment adviser ...............................      6,666        239,981
                                                                        --------
                 Accrued expenses ...................................                    16,705
                                                                                   ------------
                 Total liabilities ..................................                   256,686
                                                                                   ------------
===============================================================================================
Net Assets:      Net assets .........................................              $ 14,267,624
                                                                                   ============
===============================================================================================
Net Assets       Partners' capital ..................................              $ 15,253,269
Consist of:      Unrealized depreciation on investments--net ........                  (985,645)
                                                                                   ------------
                 Net assets .........................................              $ 14,267,624
                                                                                   ============
===============================================================================================

            See Notes to Financial Statements.


                                    16 & 17

                        Merrill Lynch Mid Cap Growth Fund, Inc., August 31, 2001

STATEMENT OF OPERATIONS

MASTER MID CAP
GROWTH TRUST           For the Period September 15, 2000+ to August 31, 2001
====================================================================================================
Investment             Interest and discount earned .......................             $     42,309
Income:                Dividends ..........................................                   12,399
                                                                                        ------------
                       Total income .......................................                   54,708
                                                                                        ------------
====================================================================================================
Expenses:              Investment advisory fees ...........................   $86,717
                       Accounting services ................................    85,655
                       Offering costs .....................................    21,577
                       Custodian fees .....................................    19,651
                       Trustees' fees and expenses ........................    10,571
                       Professional fees ..................................     7,915
                       Printing and shareholder reports ...................     4,733
                       Pricing fees .......................................       536
                       Other ..............................................     1,855
                                                                              -------
                       Total expenses .....................................                  239,210
                                                                                        ------------
                       Investment loss--net ...............................                 (184,502)
                                                                                        ------------
====================================================================================================
Realized &             Realized loss on investments--net ..................              (11,173,622)
Unrealized Loss        Unrealized depreciation on investments--net ........                 (985,645)
On Investments--Net:                                                                    ------------
                       Net Decrease in Net Assets Resulting from Operations             $(12,343,769)
                                                                                        ============
====================================================================================================

+     Commencement of operations.

      See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                             For the Period
MASTER MID CAP                                                              Sept. 15, 2000+
GROWTH TRUST    Increase (Decrease) in Net Assets:                         to Aug. 31, 2001
===========================================================================================
Operations:     Investment loss--net .......................................   $   (184,502)
                Realized loss on investments--net ..........................    (11,173,622)
                Unrealized depreciation on investments--net ................       (985,645)
                                                                               ------------
                Net decrease in net assets resulting from operations .......    (12,343,769)
                                                                               ------------
===========================================================================================
Capital         Proceeds from contributions ................................     33,464,524
Transactions:   Fair value of withdrawals ..................................     (7,053,231)
                                                                               ------------
                Net increase in net assets derived from capital transactions     26,411,293
                                                                               ------------
===========================================================================================
Net Assets:     Total increase in net assets ...............................     14,067,524
                Beginning of period ........................................        200,100
                                                                               ------------
                End of period ..............................................   $ 14,267,624
                                                                               ============
===========================================================================================

+     Commencement of operations.

      See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                                           For the Period
MASTER MID CAP      The following ratios have been derived from           Sept. 15, 2000+
GROWTH TRUST        information provided in the financial statements.    to Aug. 31, 2001
=========================================================================================
Ratios to Average   Expenses ............................................           1.66%*
Net Assets:                                                                    ==========
                    Investment loss--net ................................          (1.28%)*
                                                                               ==========
=========================================================================================
Supplemental        Net assets, end of period (in thousands) ............      $   14,268
Data:                                                                          ==========
                    Portfolio turnover ..................................         243.73%
                                                                               ==========
=========================================================================================

*     Annualized.
+     Commencement of operations.

      See Notes to Financial Statements.


                                    18 & 19

                        Merrill Lynch Mid Cap Growth Fund, Inc., August 31, 2001

NOTES TO FINANCIAL STATEMENTS

MASTER MID CAP GROWTH TRUST

1. Significant Accounting Policies:

Master Mid Cap Growth Trust (the "Trust") is registered under the Investment Company Act of 1940 and is organized as a Delaware business trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Trust, subject to certain limitations. The Trust's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value, as determined in good faith by or under the direction of the Trust's Board of Trustees.

(b) Derivative financial instruments--The Trust may engage in various portfolio investment techniques to increase or decrease the level of risk to which the Trust is exposed more quickly and efficiently than transactions in other types of investments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Trust may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Trust deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Trust is authorized to purchase and write call and put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Forward foreign exchange contracts--The Trust is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Trust's records. However, the effect on operations is recorded from the date the Trust enters into such contracts.

o Foreign currency options and futures--The Trust may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Trust, sold by the Trust but not yet delivered, or committed or anticipated to be purchased by the Trust.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--The Trust is classified as a partnership for Federal income tax purposes. As such, each investor in the Trust is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Trust. Accordingly, as a "pass through" entity, the Trust pays no income dividends or capital gains distributions. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Trust's assets will be managed so an investor in the Trust can satisfy the requirements of subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income--Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trust has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Trust will adopt the provisions to amortize all premiums and discounts on debt securities effective September 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Trust. As of August 31, 2001, no debt securities were held by the Trust.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Trust's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of .60% of the average daily value of the Trust's net assets.

In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., received $1,083 on commissions on the execution of portfolio security transactions for the Trust for the period September 15, 2000 to August 31, 2001.

Prior to January 1, 2001, FAM provided accounting services to the Trust at its cost and the Trust reimbursed FAM for these services. FAM continues to provide certain accounting services to the Trust. The Trust reimburses FAM at its cost for such services. For the period September 15, 2000 to August 31, 2001, the Trust reimbursed FAM an aggregate of $21,479


                                    20 & 21

                        Merrill Lynch Mid Cap Growth Fund, Inc., August 31, 2001

NOTES TO FINANCIAL STATEMENTS (concluded)

MASTER MID CAP GROWTH TRUST

for the above-described services. The Trust entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Trust. The Trust pays a fee for these services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the period September 15, 2000 to August 31, 2001 were $56,047,118 and $29,493,784, respectively.

Net realized gains (losses) for the period September 15, 2000 to August 31, 2001 and net unrealized losses as of August 31, 2001 were as follows:

--------------------------------------------------------------------------------
                                                  Realized            Unrealized
                                               Gains (Losses)           Losses
--------------------------------------------------------------------------------
Long-term investments .................         $(11,354,671)         $(985,645)
Short-term investments ................                   (4)                --
Options purchased .....................              133,860                 --
Options written .......................               47,193                 --
                                                ------------          ---------
Total investments .....................         $(11,173,622)         $(985,645)
                                                ============          =========
--------------------------------------------------------------------------------

As of August 31, 2001, net unrealized depreciation for Federal income tax purposes aggregated $1,565,421, of which $1,075,582 related to appreciated securities and $2,641,003 related to depreciated securities. At August 31, 2001, the aggregate cost of investments for Federal income tax purposes was $16,000,372.

Transactions in options written for the period September 15, 2000 to August 31, 2001 were as follows:

--------------------------------------------------------------------------------
                                                    Nominal Value
                                                     Covered by        Premiums
Call Options Written                               Written Options     Received
--------------------------------------------------------------------------------
Outstanding call options written,
beginning of period ............................            --               --
Options written ................................         9,900         $ 54,051
Options closed .................................        (9,900)         (54,051)
                                                        ------         --------
Outstanding call options written,
end of period ..................................            --         $     --
                                                        ======         ========
--------------------------------------------------------------------------------

4. Short-Term Borrowings:

On December 1, 2000, the Trust, along with certain other funds managed by FAM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Trust may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Trust pays a commitment fee of .09% per annum based on the Trust's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Trust did not borrow under the facility during the period September 15, 2000 to August 31, 2001.

INDEPENDENT AUDITORS' REPORT

To The Board of Trustees and Investors of Master Mid Cap Growth Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master Mid Cap Growth Trust as of August 31, 2001, the related statements of operations and changes in net assets, and the financial highlights for the period September 15, 2000 (commencement of operations) to August 31, 2001. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Master Mid Cap Growth Trust as of August 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the period September 15, 2000 (commencement of operations) to August 31, 2001 in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
October 9, 2001


                                    22 & 23

[LOGO] Merrill Lynch Investment Managers
                     [GRAPHIC OMITTED]

This report is not authorized for use an an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Mid Cap Growth Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

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